Supplement Dated July 1, 1999, to Prospectus Dated May 3, 1999
               Kansas City Life Variable Annuity Separate Account
                            Variable Annuity Contract

Effective July 1, 1999, please note the following changes to the Prospectus:

o    All   references  in  the   Prospectus  and  the  Statement  of  Additional
     Information to the J.P. Morgan Equity Portfolio should now be to the J.P. Morgan U.S. Disciplined Equity Portfolio.

o The description of the J.P. Morgan Equity Portfolio (now the J.P. Morgan U.S. Disciplined Equity Portfolio) on page 16 of the Prospectus should now be as follows:

     J.P. Morgan U.S. Disciplined Equity Portfolio. The investment objective of J.P. Morgan U.S. Disciplined Equity Portfolio is to provide a high total return from a portfolio comprised of selected equity securities. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests primarily in large- and medium- capitalization U.S. companies. Industry by industry, the portfolio's weightings are similar to those of the S&P 500.

o As a result of this change, the fees for the J.P. Morgan U.S. Disciplined Equity Portfolio are lower than those shown on page 7 of the Prospectus.*

o As a result of the change in expenses, the expenses shown for the J.P. Morgan Equity Portfolio (now the U.S. Disciplined Equity Portfolio) in the examples on page 10 of the Prospectus are higher than will now be applicable. The correct expenses applicable to these examples for the J.P. Morgan Disciplined Equity Portfolio are as follows:

1. If the Contract is surrendered or is paid out under a Non-Life Payment Option at the end of the applicable time period:

         1 Year            3 Years          5 Years           10 Years
         88.53             141.55           176.89            268.58

2. If the Contract is not surrendered or is paid out under a Life Payment Option at the end of the applicable time period:

         1 Year            3 Years          5 Years           10 Years
         23.92             73.61            125.86            268.58



*The management fee for the J.P. Morgan U.S. Disciplined Equity Portfolio is now 0.35% and the other expenses equal 1.08%, bringing the total operating expenses to 1.43%. The fee waiver and expense reimbursement is now 0.56% which makes net expenses equal to 0.87%.

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